Exhibit 23.2

CONSENT OF REGISTERED INDEPENDENT PUBLIC ACCOUNTANT

I hereby consent to the use of my Auditors’ Report, incorporated by reference in the Registration Statement on Form S-8 dated July 7, 2020.

Denver, Colorado

July 7, 2020